Federal Home Loan Bank Borrowings	12 Months Ended
Dec. 31, 2014
Banking and Thrift [Abstract]
Federal Home Loan Bank Borrowings

NOTE 8 - FEDERAL HOME LOAN BANK BORROWINGS

The subsidiary Bank is a member of the Federal Home Loan Bank of Pittsburgh (“FHLB”). The FHLB borrowings are secured by a blanket lien by the FHLB on certain residential real estate loans or securities with a market value at least equal to the outstanding balances. The remaining maximum borrowing capacity with the FHLB at December 31, 2014 was approximately $37.2 million subject to the purchase of additional FHLB stock. The subsidiary bank had FHLB borrowings of $3,420,312 and $3,515,580 at December 31, 2014 and 2013, respectively. At December 31, 2014 the subsidiary bank had three fixed rate amortizing advances which totaled $3,420,312 with interest rates ranging from 4.65% to 4.89%. Two of these advances totaling $1,922,434 at December 31, 2014 will mature in 2018 and one advance totaling $1,497,878 at December 31, 2014 will mature in 2023. The collateral securing these borrowings totaled $3,565,538 at December 31, 2014.

The bank also has a line of credit agreement with the Federal Home Loan Bank which matures on May 1, 2015. The maximum credit available is $19.8 million under the agreement. There were no borrowings outstanding under this agreement at December 31, 2014 and December 31, 2013, respectively.

Contractual maturities of FHLB borrowings as of December 31, 2014 were as follows (in thousands):

December 31, 2015	$99
December 31, 2016	105
December 31, 2017	110
December 31, 2018	1,760
December 31, 2019	43
Thereafter	1,303

$3,420